UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
__________________
Date of Report (Date of earliest event reported): June 28, 2019
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WRIGHT MEDICAL GROUP N.V.
(Exact name of registrant as specified in its charter)

The Netherlands	1-35065	98-0509600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200 1097 JB Amsterdam The Netherlands	None
(Address of principal executive offices)	(Zip Code)
(+ 31) 20 521 4777
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value €0.03 per share	WMGI	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At an Annual General Meeting of Shareholders (the “Annual General Meeting”) of Wright Medical Group N.V. (“Wright”) held on June 28, 2019, Wright’s shareholders, upon recommendation of the Board of Directors of Wright (the “Board”), approved the Wright Medical Group N.V. Amended and Restated 2017 Equity and Incentive Plan (the “Amended Plan”).
The Amended Plan became effective immediately upon approval by Wright’s shareholders. The Amended Plan (i) includes an increase in the number of ordinary shares authorized for issuance by an additional 6,200,000 ordinary shares, (ii) includes certain changes in light of the Tax Cuts and Jobs Act and its impact on Section 162(m) of the United States Internal Revenue Code of 1986, as amended, (iii) includes a more stringent limit on non-employee director awards and (iv) increases the limit on incentive stock options and full value awards commensurate with the overall share increase.
The foregoing summary of the Amended Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Amended Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. A more detailed summary of the Amended Plan can be found in Wright’s definitive proxy statement for the Annual General Meeting filed with the United States Securities and Exchange Commission (the “SEC”) on May 17, 2019.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
On June 28, 2019, Wright held an Annual General Meeting of Shareholders. At the Annual General Meeting, Wright’s shareholders considered 10 voting proposals, each of which is described in more detail in Wright’s definitive proxy statement for the Annual General Meeting filed with the SEC on May 17, 2019.
The final results of the shareholder voting on each voting proposal brought before the Annual General Meeting were as follows:

	For	Against	Abstain	Broker Non-Votes
Voting proposal no. 1 - Appointment of one executive director and eight non-executive directors, each to serve for a term of one year

Appointment of Robert J. Palmisano as executive director	109,245,560	1,374,768	895,311	6,387,432

Appointment of David D. Stevens as non-executive director	109,770,817	847,892	896,930	6,387,432

Appointment of Gary D. Blackford as non-executive director	109,747,774	870,836	897,029	6,387,432

Appointment of J. Patrick Mackin as non-executive director	89,623,182	20,997,760	894,697	6,387,432

Appointment of John L. Miclot as non-executive director	109,189,616	1,431,326	894,697	6,387,432

Appointment of Kevin C. O'Boyle as non-executive director	109,421,305	1,200,049	894,285	6,387,432

	For	Against	Abstain	Broker Non-Votes
Appointment of Amy S. Paul as non-executive director	109,605,464	1,014,679	895,496	6,387,432

Appointment of Richard F. Wallman as non-executive director	87,857,662	22,763,692	894,285	6,387,432

Appointment of Elizabeth H. Weatherman as non-executive director	108,910,111	1,710,022	895,506	6,387,432

Voting proposal no. 2 - Ratification of the appointment of KPMG LLP as Wright’s independent registered public accounting firm for the fiscal year ending December 29, 2019	116,715,716	291,454	895,901	0

Voting proposal no. 3 - Appointment of KPMG N.V. as the auditor for Wright’s Dutch statutory annual accounts for the fiscal year ending December 29, 2019	116,719,445	289,681	893,945	0

Voting proposal no. 4 - Adoption of Wright’s statutory annual accounts for the fiscal year ended December 30, 2018	110,530,504	26,727	958,408	6,387,432

Voting proposal no. 5 - Release of each member of Wright’s board of directors from liability with respect to the exercise of his or her duties during the fiscal year ended December 30, 2018	110,386,374	115,946	1,013,319	6,387,432

Voting proposal no. 6 - Extension of the authority of Wright’s board of directors to repurchase up to 10% of Wright’s issued share capital (including depositary receipts issued for shares) until December 28, 2020 on the open market, through privately negotiated transactions or in one or more self-tender offers for a price per share (or depositary receipt) not less than the nominal value of a share and not higher than 110% of the market price of a share (or depositary receipt) at the time of the transaction	115,462,158	1,295,370	1,145,543	0

Voting proposal no. 7 - Limited authorization of the Board of Directors to issue ordinary shares or grant rights to subscribe for ordinary shares up to 20% of our issued and outstanding shares at the time of the issue until June 28, 2021	83,308,286	33,683,503	911,282	0

Voting proposal no. 8 - Limited authorization of the Board of Directors to resolve to exclude or restrict our shareholders’ pre-emptive rights under Dutch law with respect to the ordinary shares and rights to subscribe therefor that the board of directors may issue or grant pursuant to the authority in voting proposal no. 7 above until June 28, 2021	83,054,501	33,934,160	914,410	0

	For	Against	Abstain	Broker Non-Votes

Voting proposal no. 9 - Approval of the Wright Medical Group N.V. Amended and Restated 2017 Equity and Incentive Plan	107,072,367	3,522,953	920,319	6,387,432

Voting proposal no. 10 - Approval, on an advisory basis, of our executive compensation	78,248,040	32,365,726	901,873	6,387,432
With respect to voting proposal no. 1, Robert J. Palmisano was appointed an executive director and each of David D. Stevens, Gary D. Blackford, J. Patrick Mackin, John L. Miclot, Kevin C. O’Boyle, Amy S. Paul, Richard F. Wallman and Elizabeth H. Weatherman was appointed a non-executive director by Wright’s shareholders by the required vote, in each case to serve for a term ending at Wright’s 2020 Annual General Meeting of Shareholders.
Each of voting proposal nos. 2, 3, 4, 5, 6, 7, 8, 9 and 10 was approved by Wright’s shareholders by the required vote.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
The following exhibit is being filed with this Current Report on Form 8-K:

Exhibit Number	Description
10.1	Wright Medical Group N.V. Amended and Restated 2017 Equity and Incentive Plan (filed herewith)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2019	WRIGHT MEDICAL GROUP N.V.

By: /s/ James A. Lightman
Name: James A. Lightman
Title: Senior Vice President, General Counsel and Secretary